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                          SUPPLEMENT TO THE PROSPECTUS
                   OF DEAN WITTER WORLD WIDE INVESTMENT TRUST
                              DATED JULY 28, 1997

    On January 29, 1998, the Board of Trustees of Dean Witter World Wide Investment Trust (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Dean Witter Global Dividend Growth Securities ("Dean Witter Global Dividend"), pursuant to which substantially all of the assets of the Fund would be combined with those of Dean Witter Global Dividend and shareholders of the Fund would become shareholders of Dean Witter Global Dividend receiving shares of Dean Witter Global Dividend equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of Dean Witter Global Dividend that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held on May 19, 1998. A proxy statement formally detailing the proposal, the reasons for the Trustees' action, and information concerning Dean Witter Global Dividend will be distributed to shareholders of the Fund.

January 29, 1998